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                                                                    Exhibit 24.1
                             WELLS FARGO & COMPANY
                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 8,000,000 shares of Common Stock of the Company and any preferred stock purchase rights associated with such shares, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Company of Ragen MacKenzie Group Incorporated and its subsidiaries, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of September, 1999.


              Signature                         Title
              ---------                         -----
/s/  Les S. Biller
__________________________                      Director
     Les S. Biller

/s/  J.A. Blanchard  III
__________________________                      Director
     J.A. Blanchard III

/s/  Michael R. Bowlin
__________________________                      Director
     Michael R. Bowlin

/s/  Edward M. Carson
__________________________                      Director
     Edward M. Carson

/s/  David A. Christensen
__________________________                      Director
     David A. Christensen

/s/  William S. Davila
__________________________                      Director
     William S. Davila

/s/  Susan E. Engel
__________________________                      Director
     Susan E. Engel

/s/  Paul Hazen
__________________________                      Director
     Paul Hazen
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/s/ William A. Hodder
_________________________               Director
    William A. Hodder

/s/ Reatha Clark King
_________________________               Director
    Reatha Clark King

/s/ Richard M. Kovacevich
_________________________               Director
    Richard M. Kovacevich

/s/ Richard D. McCormick
_________________________               Director
    Richard D. McCormick

/s/ Cynthia H. Milligan
_________________________               Director
    Cynthia H. Milligan

/s/ Philip J. Quigley
__________________________              Director
    Philip J. Quigley

/s/ Donald B. Rice
__________________________              Director
    Donald B. Rice

/s/ Ian M. Rolland
__________________________              Director
    Ian M. Rolland

/s/ Judith M. Runstad
__________________________              Director
    Judith M. Runstad

/s/ Susan G. Swenson
__________________________              Director
    Susan G. Swenson

/s/ Daniel M. Tellep
__________________________              Director
    Daniel M. Tellep

/s/ Chang-Lin Tien
__________________________              Director
    Chang-Lin Tien

/s/ Michael W. Wright
__________________________              Director
    Michael W. Wright

/s/ John A. Young
__________________________              Director
    John A. Young